UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2006
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22739	95-3409686
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

400 N. Sam Houston Parkway E	77060
Suite 400	(Zip Code)
Houston, Texas
(Address of principal executive offices)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Attached as Exhibit 99.1 and incorporated by reference herein is the press release issued by Helix Energy Solutions Group, Inc. on April 13, 2006 announcing that (i) the conference call to discuss the Company’s financial and operational results for the first quarter of 2006 will be held on Wednesday, May 3, 2006 at 9:00 a.m. Central Time and (ii) the press release summarizing such results will be issued on Tuesday, May 2, 2006, after the market closes. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 17, 2006

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ A. WADE PURSELL

A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 13, 2006.